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                                                                    EXHIBIT 10.2

                              CORILLIAN CORPORATION

               2003 NONQUALIFIED STOCK INCENTIVE COMPENSATION PLAN

                   NONQUALIFIED STOCK OPTION LETTER AGREEMENT

TO: ____________________

         We are pleased to inform you that you have been selected by the Company to receive a stock option (the "Option") to purchase shares (the "Option Shares") of the Company's Common Stock under the Company's 2003 Nonqualified Stock Incentive Compensation Plan (the "Plan").

         The terms of the Option are as set forth in this Agreement and in the Plan, a copy of which is attached. The Plan is incorporated by reference into this Agreement, which means that this Agreement is limited by and subject to the express terms and provisions of the Plan. Capitalized terms that are not defined in this Agreement have the meanings given to them in the Plan.

         The most important terms of the Option are summarized as follows:

           GRANT DATE:         __________ [DATE OF BOARD APPROVAL OF GRANT]

           NUMBER OF SHARES:   __________

           EXERCISE PRICE:     $________ per share

           EXPIRATION DATE:    __________

           VESTING BASE DATE:  __________ [TYPICALLY GRANT DATE OR DATE OF HIRE]

           TYPE OF OPTION:     Nonqualified Stock Option ("NSO")

         VESTING AND EXERCISABILITY: The Option will vest and become exercisable according to the following schedule:

                                                    PORTION OF TOTAL OPTION
        PERIOD OF CONTINUOUS SERVICE                       WHICH IS
           FROM VESTING BASE DATE                   VESTED AND EXERCISABLE
One year from Vesting Base Date                             1/4th
Each three-month period completed thereafter         An additional 1/16th
Four years from Vesting Base Date                           100%

         TERMINATION OF OPTION: The unvested portion of the Option will terminate automatically and without further notice immediately upon termination (voluntary or involuntary) of your employment or service relationship with the Company or a Related Corporation. The vested portion of the Option will terminate automatically and without further notice on the earliest of the following dates:

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                  (a)      three months after termination of your employment or
service relationship with the Company or a Related Corporation for any reason other than Cause, Retirement, Disability or death;

                  (b) one year after termination of your employment or service relationship with the Company or a Related Corporation by reason of Retirement, Disability or death; and

                  (c)      the Expiration Date;

except, that if the Company or a Related Corporation terminates your services for Cause you will forfeit the unexercised portion of the Option, including vested and unvested shares, on the date you are notified of your termination. If you die after termination of your employment or service relationship with the Company and while the Option is exercisable, the Option may be exercised until one year after the date of death or the Expiration Date, whichever is earlier.

         IT IS YOUR RESPONSIBILITY TO BE AWARE OF THE DATE YOUR OPTION
TERMINATES.

         METHOD OF EXERCISE: You may exercise the Option by giving written notice to the Company, in form and substance satisfactory to the Company, which will state the election to exercise the Option and the number of shares of Common Stock for which you are exercising the Option. The written notice must be accompanied by full payment of the exercise price for the number of shares of Common Stock you are purchasing.

         FORM OF PAYMENT: You may pay the Option exercise price, in whole or in part, in cash, by check or, unless the Plan Administrator determines otherwise, by (a) tendering (either actually or by attestation) mature shares of Common Stock (generally, shares you have held for a period of at least six months) having a fair market value on the day prior to the date of exercise equal to the exercise price (you should consult your tax advisor before exercising the Option with stock you received upon the exercise of an incentive stock option); (b) if and so long as the Common Stock is registered under the Securities Exchange Act of 1934, as amended, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the exercise price all in accordance with the regulations of the Federal Reserve Board; or (c) such other consideration as the Plan Administrator may permit.

         WITHHOLDING TAXES: As a condition to the exercise of any portion of the Option, you must make such arrangements as the Company may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such exercise. The Company has the right to retain without notice sufficient shares of stock to satisfy the withholding obligation. Unless the Plan Administrator determines otherwise, you may satisfy the withholding obligation by electing to have the Company withhold from the shares to be issued upon exercise that number of shares having a fair market value equal to the amount required to be withheld (up to the minimum required federal tax withholding rate). The

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Company may also deduct from the shares to be issued upon exercise any other amounts due from you to the Company.

         LIMITED TRANSFERABILITY: During your lifetime only you can exercise the Option. The Option is not transferable except by will or by the applicable laws of descent and distribution, except that nonqualified stock options may be transferred to the extent permitted by the Plan Administrator. The Plan provides for exercise of the Option by a designated beneficiary or the personal representative of your estate.

         REGISTRATION: At the present time, the Company intends to file and maintain an effective registration statement with respect to the Option Shares. The Company intends to maintain this registration but has no obligation to do so. In the event that such registration ceases to be effective, you will not be able to exercise the Option unless exemptions from registration under federal and state securities laws are available; such exemptions from registration are very limited and might be unavailable. By accepting the Option, you hereby acknowledge that you have read and understand Section 13.3 of the Plan.

         BINDING EFFECT: This Agreement will inure to the benefit of the successors and assigns of the Company and be binding upon you and your heirs, executors, administrators, successors and assigns.

         Please execute the following Acceptance and Acknowledgment and return it to the undersigned.

                                          Very truly yours,

                                          Corillian Corporation

                                          By________________________________
                                          Its ______________________________

                          ACCEPTANCE AND ACKNOWLEDGMENT

         I, a resident of the State of ______________, accept the Option described in this Agreement and in the Plan, and acknowledge receipt of a copy of this Agreement and a copy of the Plan. I have read and understand the Plan.

Dated: ___________________________          ____________________________________
                                                     __________________

__________________________________          Address ____________________________
Taxpayer I.D. Number                        ____________________________________
                                            ____________________________________

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                       NOTICE OF EXERCISE OF STOCK OPTION

To: Corillian Corporation

         I, a resident of the State of _____________, hereby exercise my Nonqualified Stock Option granted by Corillian Corporation (the "Company") on ____________, ____, subject to all the terms and provisions thereof and of the 2003 Nonqualified Stock Incentive Compensation Plan referred to therein, and notify the Company of my desire to purchase _______ shares of Common Stock of the Company (the "Securities") at the exercise price of $_______ per share. I hereby represent and warrant that I have been furnished with a copy of the Plan.

Dated: ___________________________          ____________________________________
                                                     __________________

__________________________________          Address ____________________________
Taxpayer I.D. Number                        ____________________________________
                                            ____________________________________

________________________________________________________________________________

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                                     RECEIPT

         Corillian Corporation hereby acknowledges receipt from ____________________ in payment for ________ shares of Common Stock of Corillian Corporation, an Oregon corporation, of $___________________ in the form of

                  [ ]      Cash

                  [ ]      Check (personal, cashier's or bank certified)

                  [ ] __________ shares of the Company's Common Stock, fair market value $_______ per share

                  [ ]      Copy of irrevocable instructions to Broker

Date: __________________________            By: ________________________________

FMV on such date: $_____________            For: Corillian Corporation

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